UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

VIRGIN AMERICA INC.

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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	(1)	Title of each class of securities to which transaction applies:
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Filed by Virgin America Inc.

Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934

Subject Company: Virgin America Inc.

Commission File No.: 001-36718

The following transaction fact sheet was released by Virgin America Inc. (“Virgin America”) and Alaska Air Group, Inc. (“Alaska Airlines”) on www.flyingbettertogether.com on April 4, 2016.

Alaska AIRLINES www.FlyingBetterTogether.com Virgin america $7+B 39M 1,200 280+ ANNUAL REVENUE PASSENGERS DAILY DEPARTURES AIRPLANES Transaction Highlights Deal Terms • Acquisition, $2.6 billion in cash • $57.00 per share in cash Management • Brad Tilden, CEO Headquarters • Seattle Post-Close Corporate Structure and Identification • Holding company: Alaska Air Group (NYSE: ALK) • Airline name: Alaska Airlines Expanded Route Network •Alaska Airlines Network •Virgin America Network Projected Deal Milestones April 4th Deal Announcement By January 1, 2017 Deal Close 1Q18 Single Operating Certificate Integration Planning Alaska Airlines and Virgin America consistently earn customer admiration and industry accolades.

www.FlyingBetterTogether.com

	Alaska Airlines	Virgin America
Full Year 2015 Net Income	• $848 million	• $340.5 million
Frequent Flier Program	• Alaska Airlines Mileage Plan™	• Virgin America Elevate®
Member Lounge	• Alaska Airlines Board Room	• Virgin America Loft at LAX
Destinations	• 112 destinations • 1,000 total daily departures	• 24 destinations • 210 total daily departures
Hub Cities	• **Seattle** • Anchorage, Alaska • Portland, Oregon	• **San Francisco** • Los Angeles
Employees	• **15,200 total employees**	• **3,000 total employees**
Fleet Facts	• **219 Aircraft** • Modern, all Boeing mainline fleet • Average fleet age: 10 years	• **60 Aircraft** • Modern, all Airbus fleet • Average fleet age: 6 years
Community Engagement	• $11.6 million donated to 600 nonprofits • 27,000 employee volunteer hours • 360+ community events • $661,000 donated by individual employees • Proud supporter of Angel Flight West, the University of Alaska Foundation and Alaska Native Science & Engineering Program and Make-A-Wish Washington, Alaska and Hawaii	• Supports charitable and community partners including Stand-up to Cancer (SU2C), Virgin Unite, KIPP (Knowledge is Power Program), NatureBridge, Animal Care and Control of San Francisco, American Heart Association and Make-A-Wish Greater Bay Area • LEED Silver-certified headquarters, LEED Gold-certified home at Terminal 2 including LEED Platinum certified Teammate spaces at SFO

2 Creating the Premier West Coast Airline

www.FlyingBetterTogether.com Cautionary Statement Regarding Forward-Looking Statements This communication contains forward-looking information about Alaska Airlines, Virgin America and the proposed transaction. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “project,” “could,” “plan,” “goal,” “potential,” “pro forma,” “seek,” “intend” or “anticipate” or the negative thereof, and may include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions and statements about the future performance, operations, products and services of Virgin America and/or Alaska Airlines. Alaska Airlines and Virgin America caution readers not to place undue reliance on these statements. These forward-looking statements are subject to a variety of risks and uncertainties. Consequently, actual results and experience may differ materially from those contained in any forward-looking statements. Such risks and uncertainties include: the failure to obtain Virgin America stockholder approval of the proposed transaction; the possibility that the closing conditions to the proposed transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; delay in closing the transaction or the possibility of non-consummation of the transaction; the occurrence of any event that could give rise to termination of the merger agreement; the risk that stockholder litigation in connection with the contemplated transaction may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; risks inherent in the achievement of anticipated synergies and the timing thereof; risks related to the disruption of the transaction to Virgin America and its management; the effect of announcement of the transaction on Virgin America’s ability to retain and hire key personnel and maintain relationships with suppliers and other third parties; labor costs and relations, general economic conditions, increases in operating costs including fuel, inability to meet cost reduction goals, an aircraft accident, and changes in laws and regulations. These risks and others relating to Alaska Airlines and Virgin America are described in greater detail in their respective SEC filings, including (i) as to Alaska Airlines, Alaska Airlines’ Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as well as in other documents filed by Alaska Airlines with the SEC after the date thereof, and (ii) as to Virgin America, Virgin America’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as well as in other documents filed by Virgin America with the SEC after the date thereof. Alaska Airlines and Virgin America make no commitment to revise or update any forward- looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made. Important Additional Information About the Merger and Where to Find It This communication may be deemed to be solicitation material in respect of the merger of Virgin America with a wholly owned This communication may be deemed to be solicitation material in respect of the merger of Virgin America with a wholly owned subsidiary of Alaska Air Group. Virgin America intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement in preliminary and definitive form, in connection with the solicitation of proxies for the merger. The definitive proxy statement will contain important information about the proposed merger and related matters. BEFORE MAKING A VOTING DECISION, STOCKHOLDERS OF VIRGIN AMERICA ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VIRGIN AMERICA AND THE MERGER. Stockholders will be able to obtain copies of the proxy statement and other relevant materials (when they become available) and any other documents filed by Virgin America with the SEC for no charge at the SEC’s website at www.sec.gov. In addition, stockholders will be able to obtain free copies of the proxy statement from Virgin America by contacting Virgin America’s Investor Relations Department by telephone at (650) 762-7000, by mail to Virgin America Inc., Attention: Investor Relations Department, 555 Airport Boulevard, Burlingame, California 94010, or by going to Virgin America’s Investor Relations page on its corporate website at http://ir.virginamerica.com. Participants in the Solicitation Alaska Air Group, Virgin America and certain of their respective directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from Virgin America’s stockholders in respect of the merger. Information concerning the ownership of Virgin America securities by Virgin America’s directors and executive officers is included in their SEC filings on Forms 3, 4, and 5, and additional information about Virgin America’s directors and executive officers is also available in Virgin America’s proxy statement for its 2016 annual meeting of stockholders filed with the SEC on March 25, 2016, and is supplemented by other public filings made, and to be made, with the SEC by Virgin America. Information concerning Alaska Air Group’s directors and executive officers is available in Alaska Air Group’s proxy statement for its 2016 annual meeting of stockholders filed with the SEC on April 1, 2016. Other information regarding persons who may be deemed participants in the proxy solicitation, including their respective interests by security holdings or otherwise, will be set forth in the definitive proxy statement that Virgin America intends to file with the SEC. These documents can be obtained free of charge from the sources indicated above. J.D. Power Alaska Airlines received the highest numerical score among six traditional airline carriers (tied in 2008) in the proprietary J.D. Power 2008-2015 North America Airline Satisfaction Studies. 2015 study based on responses from 11,354 passengers who flew on a major North American airline between March 2014 and March 2015. Proprietary study results are based on experiences and perceptions of consumers surveyed from April 2014—March 2015. Your experiences may vary. Visit jdpower.com 3 Creating the Premier West Coast Airline